   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 13, 1996
                                                      REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                           --------------------------

                          JACOR COMMUNICATIONS COMPANY
             (Exact name of registrant as specified in its charter)

           FLORIDA                                      59-2054850
 (STATE OR OTHER JURISDICTION                      (I.R.S. EMPLOYER
              OF                     AND ITS       IDENTIFICATION
INCORPORATION OR ORGANIZATION)     GUARANTORS      NUMBER)
JACOR COMMUNICATIONS, INC.                                         DELAWARE              31-0978313
JACOR BROADCASTING CORPORATION                                         OHIO              31-1363232
BROADCAST FINANCE, INC.                                                OHIO              31-1390698
JACOR BROADCASTING OF FLORIDA, INC.                                 FLORIDA              31-1102108
JACOR BROADCASTING OF ATLANTA, INC.                                 GEORGIA              31-1133504
JACOR BROADCASTING OF COLORADO, INC.                               COLORADO              31-1212116
JACOR BROADCASTING OF LEXINGTON, INC.                              KENTUCKY              31-1466604
JACOR BROADCASTING OF KNOXVILLE, INC.                              DELAWARE              31-1125479
JACOR BROADCASTING OF TAMPA BAY, INC.                               FLORIDA              31-1234979
JACOR CABLE, INC.                                                  KENTUCKY              31-1273897
GEORGIA NETWORK EQUIPMENT, INC.                                     GEORGIA              31-0317907
JACOR BROADCASTING OF SAN DIEGO, INC.                              DELAWARE              31-1440011
JACOR BROADCASTING OF ST. LOUIS, INC.                              MISSOURI              43-1735433
JACOR BROADCASTING OF SARASOTA, INC.                                FLORIDA              31-1468564
JACOR BROADCASTING OF IDAHO, INC.                                  DELAWARE                 PENDING
INMOBILIARIA RADIAL, S.A. DE C.V.                                    MEXICO          NOT APPLICABLE
JACOR BROADCASTING OF IOWA, INC.                                   DELAWARE                 PENDING
NOBLE BROADCAST GROUP, INC.                                        DELAWARE              33-0215206
NOBLE BROADCAST OF COLORADO, INC.                                CALIFORNIA              33-0250362
NOBLE BROADCAST OF SAN DIEGO, INC.                               CALIFORNIA              95-3230874
NOBLE BROADCAST OF ST. LOUIS, INC.                                 DELAWARE              33-0294761
NOBLE BROADCAST OF TOLEDO, INC.                                  CALIFORNIA              30-0200806
NOVA MARKETING GROUP, INC.                                       CALIFORNIA              33-0578898
NOBLE BROADCAST LICENSES, INC.                                   CALIFORNIA              34-1794221
NOBLE BROADCAST HOLDINGS, INC.                                     DELAWARE              33-0492627
SPORTS RADIO BROADCASTING, INC.                                  CALIFORNIA              33-0525378
NOBRO, S.C.                                                          MEXICO          NOT APPLICABLE
SPORTS RADIO, INC.                                               CALIFORNIA              95-4350343
NOBLE BROADCAST CENTER, INC.                                     CALIFORNIA              33-0189045
CITICASTERS CO.                                                        OHIO              31-1081002
GACC-N26LB, INC.                                                   DELAWARE              31-1231527
GACC-340, INC.                                                     DELAWARE              31-1251968
CINE GUARANTORS, INC.                                            CALIFORNIA              95-2677644
GREAT AMERICAN TELEVISION PRODUCTIONS, INC.                      CALIFORNIA              31-1019819
CINE GUARANTORS II, INC.                                         CALIFORNIA              95-2960196
GREAT AMERICAN MERCHANDISING GROUP, INC.                           NEW YORK              13-2658721
TAFT-TCI SATELLITE SERVICES, INC.                                  COLORADO              84-0863016
CINE FILMS, INC.                                                 CALIFORNIA              95-2945526
THE SY FISCHER COMPANY AGENCY, INC.                              CALIFORNIA              95-2792659
LOCATION PRODUCTIONS, INC.                                       CALIFORNIA              95-2556702
LOCATION PRODUCTIONS II, INC.                                    CALIFORNIA              95-2945537
VTTV PRODUCTIONS                                                 CALIFORNIA              31-0924795
F.M.I. PENNSYLVANIA, INC.                                      PENNSYLVANIA              59-1648738
WHOK, INC.                                                             OHIO              34-1092716
CINE MOBILE SYSTEMS INT'L. N.V.                                     ANTILLE          NOT APPLICABLE
CINE MOVIL S.A. DE C.V.                                              MEXICO          NOT APPLICABLE
CINE GUARANTORS II, LTD.                                             CANADA          NOT APPLICABLE

                                                             (STATE OR OTHER
                                                             JURISDICTION OF        (I.R.S. EMPLOYER
    (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS            INCORPORATION OR        IDENTIFICATION
CHARTER)                                                      ORGANIZATION)             NUMBER)
-------------------------------------------------------  ------------------------  ------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                1300 PNC CENTER
                             201 EAST FIFTH STREET
                             CINCINNATI, OHIO 45202
                                 (513) 621-1300
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANTS' PRINCIPAL EXECUTIVE OFFICES)

                           --------------------------

                              R. CHRISTOPHER WEBER
                           JACOR COMMUNICATIONS, INC.
                                1300 PNC CENTER
                             201 EAST FIFTH STREET
                             CINCINNATI, OHIO 45202
                                 (513) 621-1300
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                           --------------------------

                          COPIES OF COMMUNICATIONS TO:

  RICHARD G. SCHMALZL, ESQ.       GREGG A. NOEL,
   DOUGLAS D. ROBERTS, ESQ.            ESQ.
   GRAYDON, HEAD & RITCHEY        SKADDEN, ARPS,
   1900 FIFTH THIRD CENTER       SLATE, MEAGHER &
    CINCINNATI, OHIO 45202           FLOM LLP
        (513) 621-6464           300 SOUTH GRAND
                                  AVENUE, SUITE
                                       3400
                                   LOS ANGELES,
                                 CALIFORNIA 90071
                                  (213) 687-5000

                           --------------------------

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ File No. 333-16469

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE.

                           --------------------------

                        CALCULATION OF REGISTRATION FEE

                                                                        PROPOSED MAXIMUM
                                                      PROPOSED MAXIMUM     AGGREGATE         AMOUNT OF
      TITLE OF EACH CLASS OF           AMOUNT TO       OFFERING PRICE       OFFERING        REGISTRATION
   SECURITIES TO BE REGISTERED       BE REGISTERED    PER SECURITY(1)       PRICE(1)         FEE(1)(2)
9 3/4% Senior Subordinated Notes
  due 2006........................    $20,000,000           100%          $20,000,000        $6,060.61
Guarantees of Jacor
  Communications, Inc. and
  Subsidiaries (3)................         *                 *                 *                 *

(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457 under the Securities Act.

(2) Amount calculated pursuant to Section 6(b) under the Securities Act.

(3) Registered herewith is Jacor Communications, Inc.'s and Subsidiaries' Guarantees of the 9 3/4% Senior Subordinated Notes for which no additional consideration will be received. Accordingly, pursuant to Rule 457 (o), under the Securities Act, which permits the registration fee to be calculated on the basis of the maximum offering price of all securities registered, no additional fee is included for the registration of such Guarantees.

                           --------------------------

    THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

    The Registrants hereby incorporate by reference into this Registration Statement on Form S-3 in its entirety the Registration Statement on Form S-3 (File No. 333-16469), as amended, declared effective on December 12, 1996 by the Securities and Exchange Commission.

                                   SIGNATURES

    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS REGISTRATION
STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF CINCINNATI, STATE OF OHIO, ON THIS 12TH DAY OF DECEMBER, 1996.

                                JACOR COMMUNICATIONS, INC.

                                By   /s/ Jon M. Berry
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT,
                                     TREASURER AND ASSISTANT SECRETARY

    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN SIGNED ON DECEMBER 12, 1996 BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ Randy Michaels*                       /s/ R. Christopher Weber*
--------------------------------------    --------------------------------------
Randy Michaels                            R. Christopher Weber
CHIEF EXECUTIVE OFFICER AND DIRECTOR      SENIOR VICE PRESIDENT, CHIEF FINANCIAL
                                          OFFICER AND SECRETARY

/s/ Robert L. Lawrence*                   /s/ Rod F. Dammeyer*
--------------------------------------    --------------------------------------
Robert L. Lawrence                        Rod F. Dammeyer
PRESIDENT, CHIEF OPERATING OFFICER AND    DIRECTOR
DIRECTOR

/s/ Sheli Z. Rosenberg*                   /s/ F. Philip Handy*
--------------------------------------    --------------------------------------
Sheli Z. Rosenberg                        F. Philip Handy
BOARD CHAIR AND DIRECTOR                  DIRECTOR

/s/ John W. Alexander*                    /s/ Marc Lasry*
--------------------------------------    --------------------------------------
John W. Alexander                         Marc Lasry
DIRECTOR                                  DIRECTOR

*By:  /s/ Jon M. Berry
      -------------------------
      Jon M. Berry
      AS ATTORNEY-IN-FACT,
      PURSUANT TO A POWER OF
      ATTORNEY FILED HEREWITH.

                                   SIGNATURES

    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS REGISTRATION
STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF CINCINNATI, STATE OF OHIO, ON THIS 12TH DAY OF DECEMBER, 1996.

                                JACOR COMMUNICATIONS COMPANY

                                By   /s/ Jon M. Berry
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT,
                                     TREASURER AND ASSISTANT SECRETARY

    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN SIGNED ON DECEMBER 12, 1996 BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ Randy Michaels*                       /s/ R. Christopher Weber*
--------------------------------------    --------------------------------------
Randy Michaels                            R. Christopher Weber
PRESIDENT                                 SENIOR VICE PRESIDENT, CHIEF FINANCIAL
                                          OFFICER AND DIRECTOR

  *By: /s/ Jon M. Berry              /s/ Jon M. Berry
     ------------------------------  -------------------------------------------
     Jon M. Berry                    Jon M. Berry
     AS ATTORNEY-IN-FACT, PURSUANT   DIRECTOR
     TO A POWER OF ATTORNEY FILED
     HEREWITH.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on this 12th day of December, 1996.

                                GREAT AMERICAN MERCHANDISING GROUP, INC.

                                By:  /s/ Jon M. Berry
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on December 12, 1996 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ Randy Michaels*                       /s/ Jon M. Berry
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By:  /s/ Jon M. Berry
      -------------------------
      Jon M. Berry
      AS ATTORNEY-IN-FACT,
      PURSUANT TO A POWER OF
      ATTORNEY FILED HEREWITH.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on this 12th day of December, 1996.

                                CINE GUARANTORS II, INC.

                                By:  /s/ Jon M. Berry
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on December 12, 1996 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ Randy Michaels*                       /s/ Jon M. Berry
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By:  /s/ Jon M. Berry
      -------------------------
      Jon M. Berry
      AS ATTORNEY-IN-FACT,
      PURSUANT TO A POWER OF
      ATTORNEY FILED HEREWITH.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on this 12th day of December, 1996.

                                GREAT AMERICAN TELEVISION PRODUCTIONS, INC.

                                By:  /s/ Jon M. Berry
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on December 12, 1996 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ Randy Michaels*                       /s/ Jon M. Berry
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By:  /s/ Jon M. Berry
      -------------------------
      Jon M. Berry
      AS ATTORNEY-IN-FACT,
      PURSUANT TO A POWER OF
      ATTORNEY FILED HEREWITH.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on this 12th day of December, 1996.

                                CINE GUARANTORS, INC.

                                By:  /s/ Jon M. Berry
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on December 12, 1996 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ Randy Michaels*                       /s/ Jon M. Berry
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By:  /s/ Jon M. Berry
      -------------------------
      Jon M. Berry
      AS ATTORNEY-IN-FACT,
      PURSUANT TO A POWER OF
      ATTORNEY FILED HEREWITH.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on this 12th day of December, 1996.

                                GACC-340, INC.

                                By:  /s/ Jon M. Berry
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on December 12, 1996 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ Randy Michaels*                       /s/ Jon M. Berry
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By:  /s/ Jon M. Berry
      -------------------------
      Jon M. Berry
      AS ATTORNEY-IN-FACT,
      PURSUANT TO A POWER OF
      ATTORNEY FILED HEREWITH.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on this 12th day of December, 1996.

                                GACC-N26LB, INC.

                                By:  /s/ Jon M. Berry
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on December 12, 1996 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ Randy Michaels*                       /s/ Jon M. Berry
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By:  /s/ Jon M. Berry
      -------------------------
      Jon M. Berry
      AS ATTORNEY-IN-FACT,
      PURSUANT TO A POWER OF
      ATTORNEY FILED HEREWITH.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on this 12th day of December, 1996.

                                CITICASTERS CO.

                                By:  /s/ Jon M. Berry
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on December 12, 1996 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ Randy Michaels*                       /s/ Jon M. Berry
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

                                          /s/ R. Christopher Weber*
                                          --------------------------------------
                                          R. Christopher Weber
                                          DIRECTOR

*By:  /s/ Jon M. Berry
      -------------------------
      Jon M. Berry
      AS ATTORNEY-IN-FACT,
      PURSUANT TO A POWER OF
      ATTORNEY FILED HEREWITH.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on this 12th day of December, 1996.

                                SPORTS RADIO BROADCASTING, INC.

                                By:  /s/ Jon M. Berry
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on December 12, 1996 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ Randy Michaels*                       /s/ Jon M. Berry
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By:  /s/ Jon M. Berry
      -------------------------
      Jon M. Berry
      AS ATTORNEY-IN-FACT,
      PURSUANT TO A POWER OF
      ATTORNEY FILED HEREWITH.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on this 12th day of December, 1996.

                                NOBRO, S.C.

                                By:  /s/ Jon M. Berry
                                     ------------------------------------------
                                     Jon M. Berry
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on December 12, 1996 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ Randy Michaels*                       /s/ R. Christopher Weber*
--------------------------------------    --------------------------------------
Randy Michaels                            R. Christopher Weber
PRESIDENT AND DIRECTOR                    TREASURER AND DIRECTOR

                                          /s/ Jon M. Berry
                                          --------------------------------------
                                          Jon M. Berry
                                          DIRECTOR

*By:  /s/ Jon M. Berry
      -------------------------
      Jon M. Berry
      AS ATTORNEY-IN-FACT,
      PURSUANT TO A POWER OF
      ATTORNEY FILED HEREWITH.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on this 12th day of December, 1996.

                                SPORTS RADIO, INC.

                                By:  /s/ Jon M. Berry
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on December 12, 1996 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ Randy Michaels*                       /s/ Jon M. Berry
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By:  /s/ Jon M. Berry
      -------------------------
      Jon M. Berry
      AS ATTORNEY-IN-FACT,
      PURSUANT TO A POWER OF
      ATTORNEY FILED HEREWITH.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on this 12th day of December, 1996.

                                NOBLE BROADCAST CENTER, INC.

                                By:  /s/ Jon M. Berry
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on December 12, 1996 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ Randy Michaels*                       /s/ Jon M. Berry
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By:  /s/ Jon M. Berry
      -------------------------
      Jon M. Berry
      AS ATTORNEY-IN-FACT,
      PURSUANT TO A POWER OF
      ATTORNEY FILED HEREWITH.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on this 12th day of December, 1996.

                                JACOR BROADCASTING CORPORATION

                                By:  /s/ Jon M. Berry
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on December 12, 1996 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ Randy Michaels*                       /s/ Jon M. Berry
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

                                          /s/ R. Christopher Weber*
                                          --------------------------------------
                                          R. Christopher Weber
                                          DIRECTOR

*By:  /s/ Jon M. Berry
      -------------------------
      Jon M. Berry
      AS ATTORNEY-IN-FACT,
      PURSUANT TO A POWER OF
      ATTORNEY FILED HEREWITH.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on this 12th day of December, 1996.

                                BROADCAST FINANCE, INC.

                                By:  /s/ Jon M. Berry
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on December 12, 1996 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ Randy Michaels*                       /s/ Jon M. Berry
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

                                          /s/ R. Christopher Weber*
                                          --------------------------------------
                                          R. Christopher Weber
                                          DIRECTOR

*By:  /s/ Jon M. Berry
      -------------------------
      Jon M. Berry
      AS ATTORNEY-IN-FACT,
      PURSUANT TO A POWER OF
      ATTORNEY FILED HEREWITH.

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on this 12th day of December, 1996.

                                JACOR BROADCASTING OF FLORIDA, INC.

                                By:  /s/ Jon M. Berry
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on December 12, 1996 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ Randy Michaels*                       /s/ Jon M. Berry
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT AND DIRECTOR                    TREASURER AND DIRECTOR

*By:  /s/ Jon M. Berry
      -------------------------
      Jon M. Berry
      AS ATTORNEY-IN-FACT,
      PURSUANT TO A POWER OF
      ATTORNEY FILED HEREWITH.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on this 12th day of December, 1996.

                                JACOR BROADCASTING OF ATLANTA, INC.

                                By:  /s/ Jon M. Berry
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on December 12, 1996 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ Randy Michaels*                       /s/ Jon M. Berry
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By:  /s/ Jon M. Berry
      -------------------------
      Jon M. Berry
      AS ATTORNEY-IN-FACT,
      PURSUANT TO A POWER OF
      ATTORNEY FILED HEREWITH.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on this 12th day of December, 1996.

                                JACOR BROADCASTING OF COLORADO, INC.

                                By:  /s/ Jon M. Berry
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on December 12, 1996 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ Randy Michaels*                       /s/ Jon M. Berry
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By:  /s/ Jon M. Berry
      -------------------------
      Jon M. Berry
      AS ATTORNEY-IN-FACT,
      PURSUANT TO A POWER OF
      ATTORNEY FILED HEREWITH.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on this 12th day of December, 1996.

                                JACOR BROADCASTING OF LEXINGTON, INC.

                                By:  /s/ Jon M. Berry
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on December 12, 1996 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ Randy Michaels*                       /s/ Jon M. Berry
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By:  /s/ Jon M. Berry
      -------------------------
      Jon M. Berry
      AS ATTORNEY-IN-FACT,
      PURSUANT TO A POWER OF
      ATTORNEY FILED HEREWITH.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on this 12th day of December, 1996.

                                JACOR BROADCASTING OF KNOXVILLE, INC.

                                By:  /s/ Jon M. Berry
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on December 12, 1996 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ Randy Michaels*                       /s/ Jon M. Berry
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By:  /s/ Jon M. Berry
      -------------------------
      Jon M. Berry
      AS ATTORNEY-IN-FACT,
      PURSUANT TO A POWER OF
      ATTORNEY FILED HEREWITH.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on this 12th day of December, 1996.

                                JACOR BROADCASTING OF TAMPA BAY, INC.

                                By:  /s/ Jon M. Berry
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on December 12, 1996 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ Randy Michaels*                       /s/ Jon M. Berry
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By:  /s/ Jon M. Berry
      -------------------------
      Jon M. Berry
      AS ATTORNEY-IN-FACT,
      PURSUANT TO A POWER OF
      ATTORNEY FILED HEREWITH.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on this 12th day of December, 1996.

                                GEORGIA NETWORK EQUIPMENT, INC.

                                By:  /s/ Jon M. Berry
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on December 12, 1996 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ Randy Michaels*                       /s/ Jon M. Berry
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By:  /s/ Jon M. Berry
      -------------------------
      Jon M. Berry
      AS ATTORNEY-IN-FACT,
      PURSUANT TO A POWER OF
      ATTORNEY FILED HEREWITH.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on this 12th day of December, 1996.

                                JACOR CABLE, INC.

                                By:  /s/ Jon M. Berry
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on December 12, 1996 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ Randy Michaels*                       /s/ Jon M. Berry
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By:  /s/ Jon M. Berry
      -------------------------
      Jon M. Berry
      AS ATTORNEY-IN-FACT,
      PURSUANT TO A POWER OF
      ATTORNEY FILED HEREWITH.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on this 12th day of December, 1996.

                                JACOR BROADCASTING OF SAN DIEGO, INC.

                                By:  /s/ Jon M. Berry
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on December 12, 1996 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ Randy Michaels*                       /s/ Jon M. Berry
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

                                          /s/ R. Christopher Weber*
                                          --------------------------------------
                                          R. Christopher Weber
                                          DIRECTOR

*By:  /s/ Jon M. Berry
      -------------------------
      Jon M. Berry
      AS ATTORNEY-IN-FACT,
      PURSUANT TO A POWER OF
      ATTORNEY FILED HEREWITH.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on this 12th day of December, 1996.

                                JACOR BROADCASTING OF ST. LOUIS, INC.

                                By:  /s/ Jon M. Berry
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on December 12, 1996 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ Randy Michaels*                       /s/ Jon M. Berry
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

                                          /s/ R. Christopher Weber*
                                          --------------------------------------
                                          R. Christopher Weber
                                          DIRECTOR

*By:  /s/ Jon M. Berry
      -------------------------
      Jon M. Berry
      AS ATTORNEY-IN-FACT,
      PURSUANT TO A POWER OF
      ATTORNEY FILED HEREWITH.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on this 12th day of December, 1996.

                                JACOR BROADCASTING OF SARASOTA, INC.

                                By:  /s/ Jon M. Berry
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on December 12, 1996 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ Randy Michaels*                       /s/ Jon M. Berry
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

                                          /s/ R. Christopher Weber*
                                          --------------------------------------
                                          R. Christopher Weber
                                          DIRECTOR

*By:  /s/ Jon M. Berry
      -------------------------
      Jon M. Berry
      AS ATTORNEY-IN-FACT,
      PURSUANT TO A POWER OF
      ATTORNEY FILED HEREWITH.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on this 12th day of December, 1996.

                                JACOR BROADCASTING OF IDAHO, INC.

                                By:  /s/ Jon M. Berry
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on December 12, 1996 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ Randy Michaels*                       /s/ Jon M. Berry
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By:  /s/ Jon M. Berry
      -------------------------
      Jon M. Berry
      AS ATTORNEY-IN-FACT,
      PURSUANT TO A POWER OF
      ATTORNEY FILED HEREWITH.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on this 12th day of December, 1996.

                                F.M.I. PENNSYLVANIA, INC.

                                By:  /s/ Jon M. Berry
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on December 12, 1996 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ Randy Michaels*                       /s/ Jon M. Berry
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By:  /s/ Jon M. Berry
      -------------------------
      Jon M. Berry
      AS ATTORNEY-IN-FACT,
      PURSUANT TO A POWER OF
      ATTORNEY FILED HEREWITH.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on this 12th day of December, 1996.

                                INMOBILIARIA RADIAL, S.A. DE C.V.

                                By:  /s/ Jon M. Berry
                                     ------------------------------------------
                                     Jon M. Berry
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on December 12, 1996 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ Randy Michaels*                       /s/ R. Christopher Weber*
--------------------------------------    --------------------------------------
Randy Michaels                            R. Christopher Weber
PRESIDENT AND DIRECTOR                    TREASURER AND DIRECTOR

                                          /s/ Jon M. Berry
                                          --------------------------------------
                                          Jon M. Berry
                                          DIRECTOR

*By:  /s/ Jon M. Berry
      -------------------------
      Jon M. Berry
      AS ATTORNEY-IN-FACT,
      PURSUANT TO A POWER OF
      ATTORNEY FILED HEREWITH.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on this 12th day of December, 1996.

                                JACOR BROADCASTING OF IOWA, INC.

                                By:  /s/ Jon M. Berry
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on December 12, 1996 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ Randy Michaels*                       /s/ Jon M. Berry
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER

                                          /s/ R. Christopher Weber*
                                          --------------------------------------
                                          R. Christopher Weber
                                          DIRECTOR

*By:  /s/ Jon M. Berry
      -------------------------
      Jon M. Berry
      AS ATTORNEY-IN-FACT,
      PURSUANT TO A POWER OF
      ATTORNEY FILED HEREWITH.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on this 12th day of December, 1996.

                                NOBLE BROADCAST GROUP, INC.

                                By:  /s/ Jon M. Berry
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on December 12, 1996 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ Randy Michaels*                       /s/ Jon M. Berry
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By:  /s/ Jon M. Berry
      -------------------------
      Jon M. Berry
      AS ATTORNEY-IN-FACT,
      PURSUANT TO A POWER OF
      ATTORNEY FILED HEREWITH.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on this 12th day of December, 1996.

                                NOBLE BROADCAST OF COLORADO, INC.

                                By:  /s/ Jon M. Berry
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on December 12, 1996 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ Randy Michaels*                       /s/ Jon M. Berry
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By:  /s/ Jon M. Berry
      -------------------------
      Jon M. Berry
      AS ATTORNEY-IN-FACT,
      PURSUANT TO A POWER OF
      ATTORNEY FILED HEREWITH.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on this 12th day of December, 1996.

                                NOBLE BROADCAST OF SAN DIEGO, INC.

                                By:  /s/ Jon M. Berry
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on December 12, 1996 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ Randy Michaels*                       /s/ Jon M. Berry
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By:  /s/ Jon M. Berry
      -------------------------
      Jon M. Berry
      AS ATTORNEY-IN-FACT,
      PURSUANT TO A POWER OF
      ATTORNEY FILED HEREWITH.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on this 12th day of December, 1996.

                                NOBLE BROADCAST OF ST. LOUIS, INC.

                                By:  /s/ Jon M. Berry
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on December 12, 1996 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ Randy Michaels*                       /s/ Jon M. Berry
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By:  /s/ Jon M. Berry
      -------------------------
      Jon M. Berry
      AS ATTORNEY-IN-FACT,
      PURSUANT TO A POWER OF
      ATTORNEY FILED HEREWITH.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on this 12th day of December, 1996.

                                NOBLE BROADCAST OF TOLEDO, INC.

                                By:  /s/ Jon M. Berry
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on December 12, 1996 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ Randy Michaels*                       /s/ Jon M. Berry
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By:  /s/ Jon M. Berry
      -------------------------
      Jon M. Berry
      AS ATTORNEY-IN-FACT,
      PURSUANT TO A POWER OF
      ATTORNEY FILED HEREWITH.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on this 12th day of December, 1996.

                                NOVA MARKETING GROUP, INC.

                                By:  /s/ Jon M. Berry
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on December 12, 1996 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ Randy Michaels*                       /s/ Jon M. Berry
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By:  /s/ Jon M. Berry
      -------------------------
      Jon M. Berry
      AS ATTORNEY-IN-FACT,
      PURSUANT TO A POWER OF
      ATTORNEY FILED HEREWITH.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on this 12th day of December, 1996.

                                NOBLE BROADCAST LICENSES, INC.

                                By:  /s/ Jon M. Berry
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on December 12, 1996 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ Randy Michaels*                       /s/ Jon M. Berry
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By:  /s/ Jon M. Berry
      -------------------------
      Jon M. Berry
      AS ATTORNEY-IN-FACT,
      PURSUANT TO A POWER OF
      ATTORNEY FILED HEREWITH.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on this 12th day of December, 1996.

                                NOBLE BROADCAST HOLDINGS, INC.

                                By:  /s/ Jon M. Berry
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on December 12, 1996 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ Randy Michaels*                       /s/ Jon M. Berry
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By:  /s/ Jon M. Berry
      -------------------------
      Jon M. Berry
      AS ATTORNEY-IN-FACT,
      PURSUANT TO A POWER OF
      ATTORNEY FILED HEREWITH.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on this 12th day of December, 1996.

                                CINE GUARANTORS II, LTD.

                                By:  /s/ Jon M. Berry
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on December 12, 1996 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ Randy Michaels*                       /s/ Jon M. Berry
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By:  /s/ Jon M. Berry
      -------------------------
      Jon M. Berry
      AS ATTORNEY-IN-FACT,
      PURSUANT TO A POWER OF
      ATTORNEY FILED HEREWITH.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on this 12th day of December, 1996.

                                THE SY FISCHER COMPANY AGENCY, INC.

                                By:  /s/ Jon M. Berry
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on December 12, 1996 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ Randy Michaels*                       /s/ Jon M. Berry
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By:  /s/ Jon M. Berry
      -------------------------
      Jon M. Berry
      AS ATTORNEY-IN-FACT,
      PURSUANT TO A POWER OF
      ATTORNEY FILED HEREWITH.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on this 12th day of December, 1996.

                                CINE MOVIL S.A. DE C.V.

                                By:  /s/ Jon M. Berry
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on December 12, 1996 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ Randy Michaels*                       /s/ Jon M. Berry
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By:  /s/ Jon M. Berry
      -------------------------
      Jon M. Berry
      AS ATTORNEY-IN-FACT,
      PURSUANT TO A POWER OF
      ATTORNEY FILED HEREWITH.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on this 12th day of December, 1996.

                                CINE MOBILE SYSTEMS INT'L. N.V.

                                By:  /s/ Jon M. Berry
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on December 12, 1996 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ Randy Michaels*                       /s/ Jon M. Berry
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By:  /s/ Jon M. Berry
      -------------------------
      Jon M. Berry
      AS ATTORNEY-IN-FACT,
      PURSUANT TO A POWER OF
      ATTORNEY FILED HEREWITH.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on this 12th day of December, 1996.

                                WHOK, INC.

                                By:  /s/ Jon M. Berry
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on December 12, 1996 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ Randy Michaels*                       /s/ Jon M. Berry
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

                                          /s/ R. Christopher Weber*
                                          --------------------------------------
                                          R. Christopher Weber
                                          DIRECTOR

*By:  /s/ Jon M. Berry
      -------------------------
      Jon M. Berry
      AS ATTORNEY-IN-FACT,
      PURSUANT TO A POWER OF
      ATTORNEY FILED HEREWITH.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on this 12th day of December, 1996.

                                VTTV PRODUCTIONS

                                By:  /s/ Jon M. Berry
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on December 12, 1996 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ Randy Michaels*                       /s/ Jon M. Berry
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By:  /s/ Jon M. Berry
      -------------------------
      Jon M. Berry
      AS ATTORNEY-IN-FACT,
      PURSUANT TO A POWER OF
      ATTORNEY FILED HEREWITH.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on this 12th day of December, 1996.

                                LOCATION PRODUCTIONS II, INC.

                                By:  /s/ Jon M. Berry
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on December 12, 1996 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ Randy Michaels*                       /s/ Jon M. Berry
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By:  /s/ Jon M. Berry
      -------------------------
      Jon M. Berry
      AS ATTORNEY-IN-FACT,
      PURSUANT TO A POWER OF
      ATTORNEY FILED HEREWITH.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on this 12th day of December, 1996.

                                LOCATION PRODUCTIONS, INC.

                                By:  /s/ Jon M. Berry
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on December 12, 1996 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ Randy Michaels*                       /s/ Jon M. Berry
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By:  /s/ Jon M. Berry
      -------------------------
      Jon M. Berry
      AS ATTORNEY-IN-FACT,
      PURSUANT TO A POWER OF
      ATTORNEY FILED HEREWITH.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on this 12th day of December, 1996.

                                CINE FILMS, INC.

                                By:  /s/ Jon M. Berry
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on December 12, 1996 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ Randy Michaels*                       /s/ Jon M. Berry
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By:  /s/ Jon M. Berry
      -------------------------
      Jon M. Berry
      AS ATTORNEY-IN-FACT,
      PURSUANT TO A POWER OF
      ATTORNEY FILED HEREWITH.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on this 12th day of December, 1996.

                                TAFT-TCI SATELLITE SERVICES, INC.

                                By:  /s/ Jon M. Berry
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on December 12, 1996 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ Randy Michaels*                       /s/ Jon M. Berry
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By:  /s/ Jon M. Berry
      -------------------------
      Jon M. Berry
      AS ATTORNEY-IN-FACT,
      PURSUANT TO A POWER OF
      ATTORNEY FILED HEREWITH.

                               INDEX TO EXHIBITS

                                                                                                            SEQUENTIALLY
 EXHIBIT                                                                                                     NUMBERED
  NUMBER                                        DESCRIPTION OF EXHIBIT                                         PAGE
----------  ----------------------------------------------------------------------------------------------  -----------
  5.1       Opinion of Graydon, Head & Ritchey.
 23.1       Consent of Coopers & Lybrand L.L.P.
 23.2       Consent of Ernst & Young LLP.
 23.3       Consent of Price Waterhouse LLP.

 23.4       Consent of Graydon, Head & Ritchey (included in opinion of counsel filed as Exhibit 5.1).